Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations, future dividends, the opening and closing of theatres in 2004 and 2005 and the availability of film products, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words, "believes," "expects," "anticipates," "plans," "estimates" or similar expressions. Forward-looking statements are only predictions and are not guarantees of performance. These statements are based on beliefs and assumptions of our management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict. Such factors include, but are not limited to, the following: the availability of suitable motion pictures for exhibition in our markets; competition in our markets; competition with other forms of entertainment; the effect of our leverage on our financial condition; and other factors, including those discussed under the caption "Information About Forward-Looking Statements" in our Form 10-Q for the quarterly period ended June 30, 2004 and "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003. The risk factors discussed in our Form 10-K under the heading "Risk Factors"are specifically incorporated by reference in this presentation. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. This presentation contains supplemental non-GAAP financial measures. Reconciliations of the non-GAAP financial measures to the most comparable GAAP measures are contained herein.

Introduction Martin Durant Chief Financial Officer

Carmike Investment Update Proven ability to execute plan and deliver strong performance Strong slate of movies we believe are well suited to our markets Operations on track for theatre openings Opened Shelby in August 2004 Opened Corvallis in June 2004 On track for at least 5 new market entries by 2005 Balance sheet refinancing completed Second quarterly dividend payable November 2nd; maintain focus on growing cash flows ? ? ? Strong Revenue and EBITDA Momentum Maximizing Shareholder Value ?

Carmike Investment Highlights We are America's home town exhibitor Compelling industry fundamentals focused on event pictures and sequels Home town strategy is unique and highly profitable Strong free cash flow profile allows flexibility Increased opportunities for disciplined growth Experienced management team

Carmike is America's Home Town Exhibitor Focus on small to mid-size non-urban markets Note: As of June 30, 2004 2,229 screens in 291 theatres 80% of theatres in markets with fewer than 100,000 people

2004 Releases Driving Strong Performance 2002 2003 2004 58.3 53.4 63.3 Six Months Ended June 30 Theatre Level Cash Flow ($mm)(1) $58.0 $63.3 $53.3 (1)Theatre level cash flow is a supplemental non-GAAP financial measure used by Carmike to evaluate its operating performance. Reconciliation to Operating Income is included in Appendix A.

Fall Movie Releases Cater to Carmike's Core Audience October

Fall Movie Releases November The Flight of the Phoenix

Holiday Movie Releases December

Strong Slate of 2005 Releases 3

Unique and Profitable Home Town Strategy "Own" home town market Carmike-Plex vs. Mega-Plex Limited competition Simple, efficient and effective strategy: Popcorn, Coke and a Movie

Simple, Effective Strategy Drives High Margins Small $3.25 96% $3.11 Medium 3.70 94% 3.49 Large 5.00 94% 4.71 Popcorn Average Unit Price(1) Gross Margin % Small $2.60 91% $2.37 Medium 3.10 89% 2.75 Large 3.35 86% 2.88 Gross Margin ($) Coke Average Unit Price(1) Gross Margin % Gross Margin ($) (1) Current concession price averaged across all theatres.

Modern, High Quality Theatre Circuit Provides Superior Viewing Experience 80% of our theatres have been built, retrofitted and/or refurbished since 1997 Over 70% of our theatres have digital sound 40% of our theatres have stadium seating (1) As of year ended 12/31/1993 (2) As of 6/30/2004 1993(1) 2004(2) Screens 1,701 2,229 % New, Retrofitted or Refurbished 7.6% 80.0% % Stadium 0.0% 40.0%

Efficient Capital Deployment: Maintenance Refurbished Seat(1) $50 $142 64.8% Drapes(2) 4,890 9,800 50.1% Equipment Popcorn Machine 3,595 6,892 47.8% Warmers 2,025 3,023 33.0% Cost of New Item In-house Cost (1) 2003 cost per seat (2) 2003 cost per auditorium % Savings Internal repair capability Available replacement equipment Significant maintenance capex savings

Efficient Capital Deployment: New Market Entry Selective expansion in home town, under-screened markets Significant opportunity for growth 5 planned new market entries by 2005 Have already completed one - Corvallis, in June 2004 Case Study: Corvallis, OR, Population of 51,000 An existing, non-Carmike theatre (4 screen) Built new, modern 12 screen theatre in prime location Underserved market with old slope theatre creates prime opportunity

Seasoned operations team with an average of 28.5 years in the industry Efficient operations Centralized controls manage inventory, capex and management systems Minimal labor costs Managed utility and operations costs IQ-0 System Efficient, Low Cost Operations

Financial Summary and Objectives Continue to deliver high margins Focused strategy to grow cash flow Historically low leverage Opportunistic increases in capex Dividend policy Prudent and flexible capital structure Focus on investor returns

CONSOLIDATED BALANCE SHEETS (UNAUDITED) CARMIKE CINEMAS, INC. and SUBSIDIARIES (in thousands, except for share data)

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) CARMIKE CINEMAS, INC. and SUBSIDIARIES (in thousands, except per share data)

Total Debt and Net Debt (unaudited) Carmike Cinemas, Inc. (in thousands) Total debt, net debt and theatre level cash flows are supplemental non-GAAP financial measures used by Carmike to evaluate its operating performance. Total debt is defined as the sum of long-term debt, less current maturities, capital lease obligations and current maturities of long-term debt and capital lease obligations. Net debt is defined as total debt less cash and cash equivalents.

2000 2001 2002 2003 Q204 2438 2333 2262 2253 2229 2000 2001 2002 2003 Q204 6.9 7.2 7.3 7.5 7.7 2000 2001 2002 2003 Q204 352 323 308 299 291 Continuing Operating Momentum Theatres Screens / Theatre Screens Theatre Level Cash Flow ('000s) 2000 2001 2002 2003 Q204 188 196 224 219 112.2 2000 2001 2002 2003 Q204 61.3 83.5 115.2 112.9 63.3 Revenue / Screen ('000s)

Pricing Flexibility Average Concession Sales/Patron Average Ticket Price 2000 2001 2002 2003 Q204 4.65 4.83 4.9 4.93 5.16 2000 2001 2002 2003 Q204 1.98 2.1 2.17 2.19 2.61

Appendix A Theatre Level Cash Flow Reconciliation to Operating Income Theatre level cash flow is a supplemental non-GAAP financial measure used by Carmike to evaluate its operating performance. Carmike defines theatre level cash flow as operating income minus gains on sales of real estate plus general and administrative expenses, depreciation and amortization expenses, impairment charges and the reserve for pending litigation. Carmike believes that theatre level cash flow is an important supplemental measure of operating performance for a motion picture exhibitor's operations because it provides a measure of the core operations, rather than factoring in gains on real estate sales,depreciation and amortization, general and administrative expenses, impairment charges and pending litigation reserves. In addition, Carmike believes that theatre level cash flow, as defined, is a widely accepted measure of comparative operating performance in the motion picture exhibition industry.